Public Offering	9 Months Ended
Sep. 30, 2020
Flying Eagle Acquisition Corp [Member]
Public Offering

3. Public Offering

Public Units

In the Public Offering, which closed March 10, 2020, the Company sold 69,000,000 Units at a price of $10.00 per Unit. Each Unit consists of one share of Class A Common Stock and one-fourth of one redeemable warrant (each whole warrant, a “Warrant”). Each whole Warrant entitles the holder to purchase one share of Class A Common Stock at a price of $11.50 per share. Each Warrant will become exercisable on the later of 30 days after the completion of our initial business combination and 12 months from the closing of the Public Offering. The exercise price and number of shares of Class A Common Stock issuable upon exercise of the Warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation.

The Company granted the underwriters a 45‑day option to purchase up to 9,000,000 additional Units to cover any over-allotment, at the Public Offering price less the underwriting discounts and commissions. On March 10, 2020, the Company issued 9,000,000 Units in connection with the underwriters’ exercise of the over-allotment option in full.

Underwriting Commissions

The Company paid an underwriting discount of $13,800,000 ($0.20 per Unit sold) to the underwriters at the closing of the Public Offering on March 10, 2020, with an additional fee (“Deferred Discount”) of $24,150,000  ($0.35 per Unit sold) payable upon the Company’s completion of an initial Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its initial Business Combination.